UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           December 19, 2005
                                                            -----------------

                             VOXPATH HOLDINGS, INC.
------------------------- ---------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                      0-27019               87-0369205
----------------------------  ------------------------  -----------------------
(State of Other Jurisdiction  (Commission File Number)  (IRS Employer
      of Incorporation)                                 Identification No.)

   378 North Main, # 124, Layton, Utah            84041
---------------------------------------- ---------------
(Address of Principal Executive Offices)     (Zip Code)

(Registrant's Telephone Number, Including Area Code)   (801) 497-9075

                         UINTAH MOUNTAIN COPPER COMPANY
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). |X| Yes |_| No

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.03         Amendments to Articles of Incorporation or Bylaws

 Name Change

The Registrant has amended its Articles of Incorporation to change its name to Voxpath Holdings, Inc., effective as of December 19, 2005. A copy of the Amendment to Articles of Incorporation is attached hereto as Exhibit 3.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

3.1 Certificate of Amendment to Articles of Incorporation.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                VOXPATH HOLDINGS, INC.


Dated:  December 19, 2005       By:      /s/ James E. Anderson
                                   ---------------------------
                                        James E. Anderson
                                        President





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                                                                     Exhibit 3.1

              Certificate of Amendment to Articles of Incorporation